Exhibit 10.5
February 7, 2007
American Tire Distributors, Inc.
The Speed Merchant, Inc.
T.O. Haas Tire Company, Inc.
Samaritan Wholesale Tire Company
12200 Herbert Wayne Court
Suite 150
Huntersville, North Carolina 28078
Attention: _______________
Ladies and Gentlemen:
     We refer to the Fourth Amended and Restated Loan and Security Agreement dated as of March 31, 2005 (as amended, restated, modified or supplemented and in effect on the date hereof, the “Loan Agreement”), by and among AMERICAN TIRE DISTRIBUTORS, INC., a Delaware corporation (“American Tire”), THE SPEED MERCHANT, INC., a California corporation (“Speed Merchant”), T.O. HAAS TIRE COMPANY, INC., a Nebraska corporation (“Haas Tire”), and SAMARITAN WHOLESALE TIRE COMPANY, a Minnesota corporation (“Samaritan”) (American Tire, Speed Merchant, Haas Tire, and Samaritan are referred to hereinafter individually as a “Borrower” and collectively as the “Borrowers”), the financial institutions party from time to time to the Loan Agreement (the “Lenders”), BANK OF AMERICA, N.A., a national banking association, in its capacity as collateral and administrative agent for the Lenders (together with its successors in such capacity, the “Administrative Agent”), and the other agents named therein. Unless otherwise defined herein, capitalized terms are used herein as defined in the Loan Agreement.
     Borrowers have requested that the Lenders amend Section 6.11 of the Loan Agreement to extend the time period for consummating the merger of Samaritan with and into Speed Merchant. The Lenders are willing to do so, subject to the terms and conditions contained herein:
     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     The Loan Agreement is hereby amended, effective as of November 23, 2006, by deleting clause (c) of Section 6.11 of the Loan Agreement and by substituting the following new clause (c) in lieu thereof:
(c) Except as otherwise provided in Section 6.11(b) above or otherwise consented to by Administrative Agent in writing from tithe to time, within ninety (90) days after the joinder of any new Subsidiary pursuant to Section 6.8(b) hereof, the Borrowers shall cause each such Subsidiary to be merged with and into Speed Merchant, with Speed Merchant as the surviving corporation after giving effect to such merger; provided, that, the Borrowers shall not be required to cause Samaritan to be merged with and into Speed Merchant, with Speed Merchant as the surviving corporation, until February 28, 2007; and
     Borrowers represent and warrant that (i) all of the Secured Obligations are absolutely due and owing by Borrowers, jointly and severally, without any defense, deduction, offset or counterclaim, and (ii) except as expressly modified hereby, the terms, covenants and conditions of the Loan Agreement and the other Loan Documents are in full force and effect and are hereby ratified and confirmed.
     This letter agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws principles thereof other than Section 5-1401 of the New York General Obligations Law) and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This letter agreement may be executed in any number of counterparts and by different parties to this letter agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature page counterpart delivered by a party by facsimile transmission shall be deemed to be an original signature page counterpart hereto. This letter agreement shall be effective upon execution by the Borrowers and acceptance by Required Lenders.

Very truly yours, BANK OF AMERICA, N.A., as Administrative Agent and as a Lender
By:	/s/ Seth Benefield
	Name:	Seth Benefield
	Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as a Lender
By:	/s/ Susan Cromartie
	Name:	Susan Cromartie
	Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Successor to Transamerica Business Capital Corporation, as Co-Syndication Agent and as a Lender
By:	/s/ Sean McWhinnie
	Name:	Sean McWhinnie
	Title:	Duly authorized signatory

THE CIT GROUP/BUSINESS CREDIT, INC., as Documentation Agent and as a Lender
By:	/s/ Evelyn Kusold
	Name:	Evelyn Kusold
	Title:	Vice President

LASALLE BANK MIDWEST NATIONAL ASSOCIATION, formerly known as Standard Federal Bank National Association, as a Lender
By:	LASALLE BUSINESS CREDIT, LLC, its agent

By:	/s/ Steve Friedman
	Name:	Steve Friedman
	Title:	Senior Vice President

CITIZENS LEASING CORPORATION, as a Lender
By:	/s/ Christopher Nairal
	Name:	Christopher Nairal
	Title:	Vice President

[Signatures continued on next page]

Acknowledged and Agreed to: BORROWERS: AMERICAN TIRE DISTRIBUTORS, INC.
By:	/s/ David L. Dyckman
	Name:	David L. Dyckman
	Title:	Executive Vice President & CFO

THE SPEED MERCHANT, INC.
By:	/s/ David L. Dyckman
	Name:	David L. Dyckman
	Title:	Vice President & Treasurer

T.O. HAAS TIRE COMPANY, INC.
By:	/s/ David L. Dyckman
	Name:	David L. Dyckman
	Title:	Vice President & Treasurer

SAMARITAN WHOLESALE TIRE COMPANY
By:	/s/ David L. Dyckman
	Name:	David L. Dyckman
	Title:	Vice President & Treasurer

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